                              AMERICAN VALUE FUND
                                PORTFOLIO OF THE
                          VAN KAMPEN SERIES FUND, INC.
                       SUPPLEMENT DATED JANUARY 10, 2000
                    TO THE PROSPECTUS DATED OCTOBER 28, 1999
     The section of the Prospectus entitled "INVESTMENT ADVISORY
SERVICES -- GENERAL PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following section entitled "INVESTMENT ADVISORY
SERVICES -- GENERAL PORTFOLIO MANAGEMENT."

     Gary G. Schlarbaum, William B. Gerlach and Vitaly V. Korchevsky are responsible as co-managers for the day-to-day management of the Fund's investment portfolio.

     Mr. Schlarbaum, a Managing Director of Morgan Stanley Dean Witter & Co., joined the Adviser's affiliate, Miller Anderson & Sherrerd, LLP ("MAS") in 1987. He assumed responsibility for the MAS Funds' Equity and Small Cap Value Portfolio in 1987, for the MAS Funds' Balanced Portfolio in 1992 and for the MAS Funds' Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum also is a Director of MAS Fund Distribution, Inc. Mr. Schlarbaum holds a B.A. in Economics from the University of Pennsylvania. Mr. Schlarbaum has been co-manager of the Fund since January 1997.

     Mr. Gerlach joined the Subadviser in July 1996 and has worked with MAS since 1991. Mr. Gerlach also became a portfolio manager of MAS Funds' Small Cap Value and Mid Cap Value Portfolios in 1996. Mr. Gerlach holds a B.A. in Economics from Haverford College. Mr. Gerlach has been co-manager of the Fund since November 1996.

     Mr. Korchevsky joined MAS as a portfolio manager in 1999. He served as an analyst/portfolio manager for Gardner Lewis Asset Management from 1998-1999, and as a portfolio manager for Crestar Asset Management Co. from 1995-1998. He has been co-manager of the MAS Funds' Mid Cap Value and Small Cap Value Portfolios since January 2000. Mr. Korchevsky has been co-manager of the Fund since January 2000.